UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2022

OASIS MIDSTREAM PARTNERS LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38212	20-1647837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 3400 Houston, TX 77002
(Address of principal executive offices)

(832) 519-2200

Registrant’s Telephone Number, including Area Code

1001 Fannin Street, Suite 1500

Houston, TX 77002

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b): None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 1, 2022 (the “Closing Date”), Oasis Midstream Partners LP (the “Partnership”) completed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 25, 2021 (the “Merger Agreement”), by and among the Partnership, OMP GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Crestwood Equity Partners LP, a Delaware limited partnership (“Crestwood”), Project Phantom Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of Crestwood (“GP Merger Sub”), Project Falcon Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of Crestwood (“Merger Sub”), and, solely for the purposes of Section 2.1(a)(i) of the Merger Agreement, Crestwood Equity GP LLC, a Delaware limited liability company and the general partner of Crestwood (“Crestwood GP”). Pursuant to the Merger Agreement, Merger Sub merged with and into the Partnership (the “LP Merger”), with the Partnership surviving the LP Merger as a subsidiary of Crestwood, and GP Merger Sub merged with and into the General Partner (the “GP Merger” and, together with the LP Merger, the “Mergers”), with the General Partner surviving the GP Merger as a wholly owned subsidiary of Crestwood.

Following the consummation of the LP Merger, on the Closing Date, (i) the Partnership merged with and into Crestwood Midstream Partners LP, a Delaware limited partnership and wholly owned subsidiary of Crestwood (“CMLP”), with CMLP surviving the merger as the surviving partnership and (ii) OMP Finance Corp., a Delaware corporation (“OMP Finance”), merged with and into Crestwood Midstream Finance Corp., a Delaware corporation and wholly owned subsidiary of CMLP (“Crestwood Finance” and together with CMLP, the “Issuers”) (the “Second Mergers”). As of the effective time of the Second Mergers, CMLP, as the surviving partnership, (i) assumed all of the Partnership’s obligations under its 8.000% Senior Notes due 2029 (“OMP Senior Notes”) and the Indenture, dated as of March 30, 2021 (the “OMP Indenture”), by and among the Partnership, OMP Finance, the guarantors named therein and Regions Bank, as Trustee (the “Trustee”), and (ii) entered into a First Supplemental Indenture to the OMP Indenture (the “First Supplemental Indenture”), by and among CMLP, as successor issuer to the Partnership, Crestwood Finance, as successor issuer to OMP Finance, the guarantors party thereto and the Trustee.

Master Amendment to Commercial Agreements

On the Closing Date, Oasis Petroleum North America LLC, a Delaware limited liability company (“OPNA”) and wholly owned subsidiary of Oasis Petroleum Inc., a Delaware corporation (“Oasis Petroleum”), the Partnership, Oasis Petroleum Marketing LLC, a Delaware limited liability company (“OPM”) and wholly owned subsidiary of Oasis Petroleum, Oasis Midstream Services LLC, a Delaware limited liability company (“OMS”), OMP Operating LLC, a Delaware limited liability company (“OMP Operating”), and Bighorn DevCo LLC, a Delaware limited liability company (“Bighorn”), entered into a Master Amendment to Commercial Agreements (the “Master Amendment”). The Master Amendment amends certain commercial agreements among Oasis Petroleum and its affiliates, on the one hand, and the Partnership and its affiliates, on the other hand, which include (i) the Gas Gathering, Compression, Processing and Gas Lift Agreement, dated as of September 25, 2017, by and among OPNA, OPM, OMS and the Partnership, (ii) the Produced and Flowback Water Gathering and Disposal Agreement in the Wild Basin, dated as of September 25, 2017, by and among OPNA, OMS, and the Partnership, (iii) the Produced and Flowback Water Gathering and Disposal Agreement in the Beartooth Area, dated as of September 25, 2017, by and among OPNA, OMS, and the Partnership, (iv) the Crude Oil Gathering, Stabilization, Blending and Storage Agreement, dated as of September 25, 2017, by and among OPNA, OPM, OMS and the Partnership, (v) the Crude Oil Gathering Agreement, dated as of August 4, 2021, by and among OPNA, OPM, and Bighorn, (vi) Gas Purchase Agreement, dated as of September 23, 2020, by and among OPNA and OMP Operating, and (vii) the Freshwater Purchase and Sales Agreement, dated as of September 25, 2017, by and among OPNA, OMS and the Partnership.

The foregoing description of the Master Amendment is qualified in its entirety by reference to the full text of the Master Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On February 1, 2022, in connection with the closing of the Mergers and pursuant to the terms of the Merger Agreement, the Partnership terminated the agreements described below:

Credit Agreement

On September 25, 2017, in connection with the closing of the Partnership’s initial public offering (the “IPO”), the Partnership entered into a Credit Agreement (the “Credit Agreement”) for a revolving credit facility among the Partnership, as parent, OMP Operating, as borrower, and Wells Fargo Bank, N.A., as the administrative agent, swingline lender and letter of credit issuer, and a syndicate of lenders, as subsequently amended by that certain First Amendment to the Credit Agreement, dated as of August 27, 2018, that certain Second Amendment to the Credit Agreement, dated as of May 6, 2019, that certain Third Amendment to the Credit Agreement, dated as of August 16, 2019, and that certain Fourth Amendment, dated as of March 22, 2021 (as amended, the “Revolving Credit Facility”). The Revolving Credit Facility was set to mature no earlier than September 30, 2024 and, as of September 30, 2021, the Partnership had $450.0 million in commitments under the Revolving Credit Facility.

Contribution and Simplification Agreement

On March 22, 2021, the Partnership entered into a Contribution and Simplification Agreement (the “Contribution and Simplification Agreement”) with OMS Holdings LLC (“OMS Holdings”), OMS, the General Partner, OMP Operating, OMP DevCo Holdings Corp., Beartooth DevCo LLC (“Beartooth DevCo”), Bobcat DevCo LLC (“Bobcat DevCo”), OMS Holdings Merger Sub LLC, a wholly owned subsidiary of OMS Holdings, and for limited purposes set forth therein, Oasis Petroleum, pursuant to which, among other things, Oasis Petroleum contributed its remaining interests in Beartooth DevCo and Bobcat DevCo to the Partnership and the Partnership’s incentive distribution rights were eliminated. The transactions contemplated by the Contribution and Simplification Agreement were consummated on March 30, 2021. The Contribution and Simplification Agreement also implemented, among other things, a right of first refusal in favor of the Partnership with respect to the midstream opportunities in the Painted Woods and City of Williston operating areas of Oasis Petroleum.

Omnibus Agreement

On September 25, 2017, in connection with the closing of the IPO, the Partnership entered into an Omnibus Agreement, by and among the Partnership, Oasis Petroleum, Oasis Petroleum LLC, OMS Holdings, OMS, the General Partner and OMP Operating, pursuant to which, among other things, (a) Oasis Petroleum granted the Partnership a right of first offer with respect to any midstream assets that Oasis Petroleum or any successor to Oasis Petroleum builds with respect to its current acreage and elects to sell in the future, which right of first offer converts into a right of first refusal upon a change of control of Oasis Petroleum, (b) Oasis Petroleum provided the Partnership with a license to use certain Oasis Petroleum-related names and trademarks in connection with the Partnership’s operations and (c) Oasis Petroleum and the Partnership agreed to certain indemnities for environmental and other liabilities.

Services and Secondment Agreement

On September 25, 2017, in connection with the closing of the IPO, the Partnership entered into a 15-year Services and Secondment Agreement with Oasis Petroleum (the “Services and Secondment Agreement”), pursuant to which Oasis Petroleum performed centralized corporate, general and administrative services for the Partnership. Oasis Petroleum also seconded to the Partnership certain of its employees to operate, construct, manage and maintain the Partnership’s assets. The Services and Secondment Agreement required the Partnership to reimburse Oasis Petroleum for direct general and administrative expenses incurred by Oasis Petroleum for the provision of the above services. Additionally, the Partnership reimbursed Oasis Petroleum for compensation and certain other expenses paid to employees of Oasis Petroleum that were seconded to the Partnership and who spent time managing and operating the Partnership’s business.

Registration Rights Agreement

On September 25, 2017, in connection with the closing of the IPO, the Partnership entered into a registration rights agreement with Oasis Petroleum (the “Registration Rights Agreement”) pursuant to which, among other things, Oasis Petroleum had the right to request that the Partnership register the sale of Registrable Securities (as defined in the Registration Rights Agreement) held by it and the right to require the Partnership to make available shelf registration statements permitting sales of Registrable Securities into the market from time to time over an extended period, subject to certain limitations. In addition, the Registration Rights Agreement gave Oasis Petroleum “piggyback” registration rights under certain circumstances.

The foregoing summaries of the Contribution and Simplification Agreement, the Credit Agreement, the Omnibus Agreement, the Services and Secondment Agreement and the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of each such agreement, copies of which are filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2021, Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on September 29, 2017 (and as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment, which were filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on August 31, 2018, Exhibit 10.3 to the Partnership’s Form 10-Q filed with the SEC on May 8, 2019, Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on August 20, 2019 and Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on March 22, 2021, respectively), Exhibit 10.2 to the Partnership’s Current Report on Form 8-K filed with the SEC on September 29, 2017, Exhibit 10.11 to the Partnership’s Current Report on Form 8-K filed with the SEC on September 29, 2017 and Exhibit 10.9 to the Partnership’s Current Report on Form 8-K filed with the SEC on September 29, 2017, respectively, and in each case, incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.

On the Closing Date: (i) 6,520,944 common units representing limited partner interests in the Partnership (“Partnership Common Units”) issued and outstanding immediately prior to the effective time of the Mergers (the “Effective Time”) and owned by OMS Holdings (such Partnership Common Units, the “Sponsor Cash Units”), were converted into the right to receive $150,000,000 in cash in the aggregate and each other Partnership Common Unit issued and outstanding immediately prior to the Effective Time owned by Oasis Petroleum or its subsidiaries (other than the Partnership) (together with the Sponsor Cash Units, the “Sponsor Units”) was converted into the right to receive 0.7680 common units representing limited partner interests in Crestwood (“Crestwood Common Units”); (ii) each Partnership Common Unit issued and outstanding immediately prior to the Effective Time (other than the Sponsor Units) was converted into the right to receive 0.8700 (the “Public Holder Exchange Ratio”) Crestwood Common Units; and (iii) all of the limited liability company interests of the General Partner issued and outstanding as of immediately prior to the Effective Time were converted into the right to receive $10,000,000 in cash in the aggregate.

On the Closing Date, each award of restricted units that corresponded to Partnership Common Units, vested or unvested (each, a “Partnership Restricted Unit Award”), that was outstanding immediately prior to the Effective Time, automatically became fully vested and, without any action on the part of the Partnership, Crestwood or the holder thereof, was cancelled and converted into a right to receive a number of unrestricted Crestwood Common Units equal to the product obtained by multiplying the number of Partnership Common Units subject to such Partnership Restricted Unit Award immediately prior to the Effective Time by the Public Holder Exchange Ratio, rounded up or down to the nearest whole Crestwood Common Unit and less any units withheld to satisfy any tax withholding obligations.

The foregoing summary of the Merger Agreement and Mergers does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on October 28, 2021 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the First Supplemental Indenture, (i) the Issuers assumed all of the Partnership’s and OMP Finance’s respective obligations under the OMP Senior Notes and the OMP Indenture and (ii) added certain guarantors named in the First Supplemental Indenture.

Pursuant to the OMP Indenture, as supplemented by the First Supplemental Indenture (the “Indenture”), interest on the OMP Notes accrues at a rate of 8.000% per annum on the outstanding principal amount thereof from March 30, 2021, payable semi-annually on April 1 and October 1 of each year. The OMP Notes will mature on April 1, 2029.

The OMP Notes are the Issuers’ senior unsecured obligations and rank equally in right of payment with all of the Issuers’ future senior unsecured indebtedness and senior in right of payment to any of the Issuers’ future subordinated indebtedness. The Guarantors (as defined in the Indenture) are guaranteeing the OMP Notes pursuant to the Indenture. All of CMLP’s future restricted subsidiaries that either guarantee any of the Issuers’ or a Guarantor’s other indebtedness or are classified as domestic restricted subsidiaries under the Indenture and are obligors with respect to certain other debt will also guarantee the OMP Notes. The guarantees rank equally in right of payment with all of the future senior unsecured indebtedness of such Guarantor and senior in right of payment to any future subordinated indebtedness of such Guarantor. The OMP Notes and the guarantees are effectively subordinated to all of the Issuers’ and the Guarantors’ secured indebtedness (including all borrowings and other obligations under CMLP’s revolving credit facility) to the extent of the value of the collateral securing such indebtedness, and will be structurally subordinated to all indebtedness and other liabilities, including trade payables, of any of CMLP’s subsidiaries that do not guarantee the OMP Notes (other than liabilities owed to CMLP).

The Issuers may on any one or more occasions redeem some or all of the OMP Notes at any time on or after April 1, 2024 at the redemption prices listed in the Indenture. Prior to April 1, 2024, the Issuers may on any one or more occasions redeem all or a portion of the OMP Notes at a price equal to 100% of the principal amount of the OMP Notes plus a “make-whole” premium and accrued and unpaid interest to the redemption date. In addition, any time prior to April 1, 2024, the Issuers may on any one or more occasions redeem OMP Notes in an aggregate principal amount not to exceed 40% of the aggregate principal amount of the OMP Notes issued prior to such date at a redemption price of 108%, plus accrued and unpaid interest to the redemption date, with an amount not greater than the net cash proceeds from certain equity offerings.

If CMLP experiences a change of control triggering event (as defined in the Indenture), it will be required to make an offer to repurchase the OMP Notes at a price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to but not including the date of repurchase. If CMLP sells certain assets and fails to use the proceeds in a manner specified in the Indenture, it will be required to use the remaining proceeds to make an offer to repurchase the OMP Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture contains certain covenants that, subject to certain exceptions and qualifications, among other things, limit CMLP’s ability and the ability of its restricted subsidiaries to incur or guarantee additional indebtedness or issue certain redeemable or preferred equity, make certain investments, declare or pay dividends or make distributions on equity interests or redeem, repurchase or retire equity interests or subordinated indebtedness, transfer or sell assets including equity of restricted subsidiaries, agree to payment restrictions affecting CMLP’s restricted subsidiaries, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets, enter into transactions with affiliates, incur liens and designate certain of CMLP’s subsidiaries as unrestricted subsidiaries. Certain of these covenants are subject to termination upon the occurrence of certain events.

The foregoing summary of the OMP Indenture and the First Supplemental Indenture does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of (i) the OMP Indenture, which is filed as Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on April 1, 2021 and incorporated herein by reference and (ii) the First Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the LP Merger, The NASDAQ Stock Market LLC (“NASDAQ”) was notified that each outstanding Partnership Common Unit was converted into the right to receive the merger consideration described in Item 2.01 above, subject to the terms and conditions of the Merger Agreement. The Partnership requested that NASDAQ file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Partnership Common Units. The Partnership Common Units ceased being traded following the close of trading on January 31, 2022 and will no longer be listed on NASDAQ. Furthermore, the Partnership intends to file with the SEC a Form 15 requesting that the reporting obligations of the Partnership under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Items 1.01, 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

LP Merger

In connection with the LP Merger, at the Effective Time: (i) 6,520,944 Partnership Common Units held by OMS Holdings were converted into the right to receive $150,000,000 in cash in the aggregate and each other Partnership Common Unit owned by Oasis Petroleum or its subsidiaries (other than the Partnership) issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.7680 Crestwood Common Units; and (ii) each Partnership Common Unit (other than those described in (i)) issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.8700 Crestwood Common Units.

GP Merger

In connection with the GP Merger, at the Effective Time: (i) all of the limited liability company interests of the General Partner issued and outstanding as of immediately prior to the Effective Time were converted into the right to receive $10,000,000 in cash in the aggregate; and (ii) Crestwood was admitted as the sole member of the General Partner.

Treatment of Partnership Equity Awards

Each Partnership Restricted Unit Award that was outstanding immediately prior to the Effective Time automatically became fully vested and, without any action on the part of the Partnership, Crestwood or the holder thereof, was cancelled and converted into a right to receive a number of unrestricted Crestwood Common Units equal to the product obtained by multiplying the number of Partnership.

Common Units subject to such Partnership Restricted Unit Award immediately prior to the Effective Time by the Public Holder Exchange Ratio, rounded up or down to the nearest whole Crestwood Common Unit and less any units withheld to satisfy tax withholding obligations.

Item 5.01. Changes in Control of Registrant.

The information set forth in Items 1.01, 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

As a result of the Mergers, a change in control of the Partnership occurred on February 1, 2022, and each of the Partnership and the General Partner became a direct wholly owned subsidiary of Crestwood. As a result of the Second Mergers, the Partnership and the General Partner ceased to exist.

Crestwood’s sources of funds for the cash portions of the merger consideration described in Item 2.01 above included cash on hand and borrowings under Crestwood’s existing credit facility.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

At the Effective Time of the Mergers and pursuant to the terms of the Merger Agreement, each of Taylor L. Reid, Michael H. Lou, Nickolas J. Lorentzatos, Richard N. Robuck, Daniel Brown, Matthew Fitzgerald, Phillip D. Kramar, and Harry N. Pefanis ceased to serve as officers and directors of the General Partner.

Effective immediately after the Effective Time of the Mergers, (i) Robert G. Phillips was appointed as the Chairman, President and Chief Executive Officer of the General Partner, (ii) Robert T. Halpin was appointed as the Executive Vice President and Chief Financial Officer of the General Partner and (iii) Steven M. Dougherty was appointed Executive Vice President and Chief Accounting Officer of the General Partner. Immediately thereafter, Mr. Halpin was promoted to President of the General Partner; and, as a result of Mr. Halpin’s promotion, Mr. Philips continued to serve as Chairman and Chief Executive Officer of the General Partner and Mr. Halpin continued to serve in his prior role as Chief Financial Officer of the General Partner.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2022, the Partnership entered into a First Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of March 30, 2021 (the “Partnership Agreement” and, such First Amendment, the “LPA Amendment”). The LPA Amendment amended Section 6.1 of the Partnership Agreement to allocate unrealized gain and loss among the capital accounts of the holders of Partnership Common Units in order to cause such holders’ capital accounts to be consistent with the differing exchange ratios provided for in the Merger Agreement. The LPA Amendment further supports the tax-free treatment of the transactions contemplated by the Merger Agreement to the holders of Partnership Common Units. In accordance with the terms of the Merger Agreement, the Partnership obtained the consent of Crestwood prior to adopting the LPA Amendment. The LPA Amendment has an effective date of January 1, 2021. The foregoing description of the LPA Amendment is qualified in its entirety by reference to the full text of the LPA Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the consummation of the Second Mergers, the Second Amended and Restated Agreement of Limited Partnership of CMLP, dated as of September 30, 2015, and Certificate of Limited Partnership of CMLP, as amended, in each case as in effect immediately prior to the effective time of the Second Mergers, became the organizational documents of the surviving partnership, which have been filed as exhibits to this Current Report on Form 8-K and are incorporated in this Item 5.03 by reference. Crestwood Midstream GP LLC is the general partner of CMLP and its Certificate of Formation, as amended, and its Amended and Restated Limited Liability Company Agreement, dated as of December 21, 2011, as amended, have been filed as exhibits to this Current Report on Form 8-K and are incorporated in this Item 5.03 by reference.

Item 7.01 Regulation FD Disclosure.

On February 1, 2022, the Partnership and Crestwood issued a joint press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the transactions described above, that are forward-looking statements as defined by federal law. Such forward looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the anticipated benefits from the Mergers cannot be fully realized. An extensive list of factors that can affect future results are discussed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020 and other documents filed by the Partnership from time to time with the SEC, including in the consent statement/prospectus filed by the Crestwood on December 30, 2021, in connection with the LP Merger. The Partnership undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of October 25, 2021, by and among Oasis Midstream Partners LP, OMP GP LLC, Crestwood Equity Partners LP, Project Phantom Merger Sub LLC, Project Falcon Merger Sub LLC, and, solely for the purposes of Section 2.1(a)(i) thereof, Crestwood Equity GP LLC (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Oasis Midstream Partners LP on October 28, 2021).

3.1	First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Oasis Midstream Partners LP, dated as of January 31, 2022.

3.2	Certificate of Limited Partnership of Inergy Midstream, L.P. (incorporated herein by reference to Exhibit 3.4 to Inergy Midstream, L.P.’s Form S-1/A filed on November 21, 2011).

3.3	Amendment to the Certificate of Limited Partnership of Crestwood Midstream Partners LP (f/k/a Inergy Midstream, L.P.) (incorporated herein by reference to Exhibit 3.2 to Inergy Midstream, L.P.’s Form 8-K filed on October 10, 2013)

3.4	Second Amended and Restated Agreement of Limited Partnership of Crestwood Midstream Partners LP, dated as of September 30, 2015 (incorporated by reference to Exhibit 3.1 to Crestwood Midstream Partners LP’s Form 8-K filed on October 1, 2015)

3.5	Certificate of Formation of NRGM GP, LLC (incorporated herein by reference to Exhibit 3.7 to Inergy Midstream, L.P.’s Form S-1/A filed on November 21, 2011)

3.6	Certificate of Amendment of Crestwood Midstream GP LLC (f/k/a NRGM GP, LLC) (incorporated herein by reference to Exhibit 3.37 to Crestwood Midstream Partners LP’s Form S-4/A filed on October 28, 2013)

3.7	Amended and Restated Limited Liability Company Agreement of NRGM GP, LLC, dated December 21, 2011 (incorporated herein by reference to Exhibit 3.2 to Inergy Midstream, L.P.’s Form 8-K filed on December 22, 2011)

3.8	Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement of Crestwood Midstream GP LLC (f/k/a NRGM GP, LLC) (incorporated herein by reference to Exhibit 3.39 to Crestwood Midstream Partners LP’s Form S-4/A filed on October 28, 2013)

4.1	First Supplemental Indenture, dated as of February 1, 2022, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the guarantors named therein and Regions Bank.

4.2	Indenture, dated as of March 30, 2021, by and among Oasis Midstream Partners LP, as issuer, OMP Finance Corp., as co-issuer, OMP Operating LLC, OMP DevCo Holdings Corp., Beartooth DevCo LLC, Bighorn DevCo LLC, Bobcat DevCo LLC, and Panther DevCo LLC, as guarantors, and Regions Bank, as trustee (incorporated by reference to Exhibit 4.1 to Oasis Midstream Partners LP’s Current Report on Form 8-K filed on April 1, 2021).

10.1**	Master Amendment to Commercial Agreements, dated as of February 1, 2022, by and among Oasis Petroleum North America LLC, Oasis Petroleum Marketing LLC, Oasis Midstream Services LLC, Oasis Midstream Partners LP, OMP Operating LLC, and Bighorn DevCo LLC.

99.1	Joint Press Release of Crestwood Equity Partners LP and Oasis Midstream Partners LP, dated February 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and certain exhibits to this Exhibit are omitted pursuant to Regulation S-K Item 601(b)(2). The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

**

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K. The registrant hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Crestwood Midstream Partners LP, as successor by merger with the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2022

CRESTWOOD MIDSTREAM PARTNERS LP (successor in interest to Oasis Midstream Partners LP)

By:	Crestwood Midstream GP LLC,
its general partner

By:	/s/ Michael K. Post
Michael K. Post
Vice President, Associate General Counsel & Corporate Secretary